Supplement dated June 2, 2017
to the Prospectuses, as supplemented of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Diversified Equity Income Fund	10/1/2016
Effective immediately, the list of portfolio managers under the subsection “Fund Management” in the “Summary of the Fund" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Hugh Mullin, CFA	Senior Portfolio Manager	Portfolio Manager	2013
The rest of the section remains the same.
Effective immediately, the caption “Portfolio Managers” and the information beneath it, in the “More Information About the Fund — Primary Service Providers" section of the Prospectus for the above mentioned Fund is hereby superseded and replaced with the following:
Portfolio Manager
Information about the portfolio manager primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio manager, including information relating to compensation, other accounts managed by the portfolio manager, and ownership by the portfolio manager of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Hugh Mullin, CFA	Senior Portfolio Manager	Portfolio Manager	2013
Mr. Mullin joined the Investment Manager in July 2013. Prior to joining the Investment Manager, Mr. Mullin worked for CLSA, Asia Pacific Markets as Director, U.S. Equity Sales. Mr. Mullin began his investment career in 1986 and earned a B.S. from the University of Massachusetts.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP138_05_002_(05/17)